CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		    AS ADOPTED PURSUANT TO
	 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	-----------------------------------------------

Name of Issuer:	The Managers Funds -  VALUE FUND, CAPITAL APPRECIATION
		FUND, SMALL COMPANY FUND, SPECIAL EQUITY FUND,
		INTERNATIONAL EQUITY FUND, EMERGING MARKETS EQUITY FUND, BOND FUND AND GLOBAL BOND FUND

In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	March 5, 2004			/s/ Peter M. Lebovitz
	-------------			---------------------
					Peter M. Lebovitz
					President



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	CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
		    AS ADOPTED PURSUANT TO
	 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
	-----------------------------------------------

Name of Issuer:	The Managers Funds -  VALUE FUND, CAPITAL APPRECIATION
		FUND, SMALL COMPANY FUND, SPECIAL EQUITY FUND,
		INTERNATIONAL EQUITY FUND, EMERGING MARKETS EQUITY FUND, BOND FUND AND GLOBAL BOND FUND


In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a)
	or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all
	material respects, the financial condition and results of operations of the issuer.



Dated:	March 5, 2004			/s/ Galan G. Daukas
	-------------			-------------------
					Galan G. Daukas
					Chief Financial Officer




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